LB SERIES FUND, INC.

Supplement to Prospectus
Dated November 30, 2001

        Effective January 1, 2002, Lutheran Brotherhood (“LB”), the investment adviser for each portfolio series of LB Series Fund, Inc. (“the Fund”), has merged with and into Aid Association for Lutherans (“AAL”). AAL and the Fund have entered into a temporary investment advisory agreement effective as of January 1, 2002, by which AAL will serve as the investment adviser to each portfolio series of the Fund until shareholders of each portfolio series consider approval of a new investment advisory agreement with AAL. In addition, AAL and the Fund have entered into temporary subadvisory agreements with each of the investment subadvisers for the FTI Small Cap Growth Portfolio, the MFS Mid Cap Growth Portfolio, the FI All Cap Portfolio, the MFS Investors Growth Portfolio, and the TRP Growth Stock Portfolio (the “Subadvised Portfolios”), effective as of January 1, 2002, by which each subadviser will continue to serve as the subadviser for the portfolio(s) for which it currently serves as subadviser during the period until shareholders of the respective Subadvised Portfolios consider approval of new subadvisory agreements. The scope of services and fees payable under the temporary advisory agreement and the temporary subadvisory agreements are equivalent to the services and fees under the Fund’s previous advisory agreement with LB and the previous subadvisory agreements with the respective subadvisers. A special meeting of the shareholders of each of the portfolio series of the Fund will be held within 150 days to consider whether to approve the new agreement with AAL. During the same meeting, the shareholders of the Subadvised Portfolios will consider whether to approve the new subadvisory agreements.

        The date of this Supplement is January 2, 2002.

Please include this supplement with your prospectus.